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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               February 14, 2000


                             BELLSOUTH CORPORATION
             (Exact name of registrant as specified in its charter)



         Georgia                       1-8607            58-1533433
         (State or other            (Commission        (IRS Employer
         jurisdiction of            File Number)       Identification
         incorporation)                                      No.)


            1155 Peachtree Street, N. E., Atlanta, Georgia           30309-3610
            (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code
                                 (404) 249-2000


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Item 7.  Financial Statements and Exhibits
The following are filed as Exhibits to the Registrant's Registration Statements (File No. 333-45607 and 333-77053)


     4-g     Form of Note due 2010

     4-h     Form of Debenture due 2030

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BELLSOUTH CORPORATION
                                       BY: W. Patrick Shannon
                                       Vice President and Controller
                                       February 15, 2000